UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

Calamos Convertible and High Income Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville,

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: November 1, 2012 through April 30, 2013

Item 1. Report to Shareholders

CALAMOS®

Convertible and High Income Fund (CHY)

SEMIANNUAL REPORT APRIL 30, 2013

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Experience and Foresight

About Calamos Investments

For nearly 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible and High Income Fund (CHY) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2013. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains. We believe that the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the low rates in many areas of the fixed income market.

Steady and Competitive Distributions

During the annual period, CHY provided steady monthly distributions. We believe the Fund’s distribution rate, which was 7.85%* on a market price basis as of April 30, 2013, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 35.)

Market Environment

Today’s market conditions remind me of the often tumultuous 1970s, when macro events fueled uncertainty and volatility. This time around, however, massive accommodative

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/13 distribution was $0.0850 per share. Based on our current estimates, we anticipate that approximately $0.0850 is paid from ordinary income and that no portion of the distribution represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

monetary policy from the Federal Reserve and central banks around the world has supported the global equity markets and their overall recoveries. However, this aggressive easing policy has also driven government bond yields in developed markets to historic lows. As a result, the search for income continued to be a primary concern for many investors, contributing to distortions in the equity markets as well.

The U.S. stuck to its slow-growth trajectory, adding to its growing string of consecutive quarters of economic expansion. A recovering housing market and rising equity markets contributed to a “wealth effect” that carried through to retail and auto sales. Although sequestration cast a shadow at the end of the year that carried into 2013, the country managed to avoid the fiscal cliff, and the passage of a new continuing resolution has prevented a Washington shutdown.

Elsewhere, we continued to see underwhelming euro zone GDP and ongoing tensions between the haves and have-nots. Italy’s ill-fated election, as well as Cyprus’ woes and the EU’s missteps in addressing them, underscored the tensions in the EU and the complexities of the bailout-austerity cycle. There was better news coming out of Japan, however, as the Bank of Japan took steps during the period to reverse deflation, resulting in better factory output, consumer confidence and business sentiment for that key global economy.

Conditions were best in the U.S., as economic recovery continued at a slow and steady pace. U.S. stocks rallied to a double-digit performance, with the S&P 500 Index1 returning an impressive 14.42% for the six-month period. Global markets also participated in the upswing, as the MSCI World Index2, a measure of developed market equity performance, posted a robust 13.78% gain. Meanwhile, emerging markets lagged their developed market counterparts for the period amid concerns of slowing growth and less accommodative monetary policy in several key economies, but the MSCI Emerging Markets Index3 still managed a gain of 5.40%.

Many of the Calamos funds utilize convertible securities, and this area of the market also enjoyed the six-month rally, as the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index4 returned 12.69%, prompted by lower-quality higher yielding securities. High yield issuance continued to maintain a steady pace, while performance for the six-month period was also healthy, with a 7.21% return in the Credit Suisse High Yield Index5. The lower yielding U.S. bond market was more muted, however, as the Barclays Capital U.S. Aggregate Bond Index6 posted a gain of just 0.90%.

Global Outlook: Cautious Optimism

Our global outlook remains cautiously optimistic, and we believe, now more than ever, that active management and diversification are crucial to long-term investing success.

We expect the global economic recovery to continue at a measured pace, led by the U.S. and the emerging markets. Our greatest concerns relate to euro zone GDP and a potential slowdown in earnings growth, globally. We believe that valuations and long-term secular trends (including those related to the EM consumer)

2	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

support our positioning. Recent housing and consumer data in the U.S. has been encouraging, and although some of China’s first quarter economic data (GDP and industrial production) has fallen short of estimates, numbers remain high in absolute terms and relative to developed markets.

On the back of central bank intervention and investors’ quest for income, valuations for areas such as staples have become stretched to a point that we believe merits caution. Meanwhile, we believe that the valuations of growth equities are attractive by many measures. For example, U.S. growth equities are highly compelling on the basis of free cash flow yields versus 10-year Treasury yields, as well as on a P/E basis versus value stocks. Many growth-rich but dividend-poor technology stocks are especially undervalued. After strong performance in the first half of 2012, we’ve seen the sector give some back, but the fundamentals still look attractive from both top-down and bottom-up perspectives.

We are also encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance globally, and we continue to find attractively valued convertibles that offer the characteristics we seek—that is, a balance between equity participation and potential downside resilience.

Our Use of Leverage*

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

A Global, Long-Term Perspective

Despite our broadly constructive outlook for equities and the global economy, we expect continued choppiness in the markets, and would not be surprised to see the equity market correct off recent highs, with

*	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares; and fluctuations in the variable rates of the leverage financing.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

overpriced sectors potentially coming under particular pressure. We believe this can create new buying opportunities, and we are carefully assessing opportunities across industries.

In this environment, we believe that maintaining long-term focus, global perspective and a commitment to diversified asset allocation are vital to investing success. We recognize that our role is to understand and adapt to the markets we are in, and we believe that our experience, proprietary research and active approach position us well in this regard. We continue to enhance our team and our approach, adding new resources, including a dedicated value investing team, additional specialized team members and more risk management capabilities.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time), or visit us at www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

4	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

6	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 35.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/13
Common Shares – Inception 5/28/03
	6 Months	1 Year	Since Inception**
On Market Price	8.84%	12.01%	8.26%
On NAV	8.29%	14.00%	9.27%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Energy	17.9%
Consumer Discretionary	16.3
Industrials	14.2
Information Technology	12.7
Health Care	11.1
Financials	9.0
Materials	6.0
Consumer Staples	3.2
Utilities	3.0
Telecommunication Services	2.3

Sector Weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

CONVERTIBLE AND HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses strategy, performance and positioning for the six-month period ended April 30, 2013.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. We believe this broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 8.29% on a net asset value (NAV) basis and 8.84% on a market price basis for the six-month period ended April 30, 2013, versus the 7.21% return of the Credit Suisse High Yield Index for the same period.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

6	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction the Fund’s management fee, debt leverage costs and other expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Q.  Please discuss the Fund’s distributions during the annual period.

A. We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.0850 per share. The Fund’s annual distribution rate was 7.85% of market price as of April 30, 2013.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2013, the dividend yield of S&P 500 Index stocks averaged 2.08%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 1.70% and 2.88%, respectively.

Q.  The Fund is currently trading at a discount to its NAV. Please discuss this discount.

A.  As of the close of the reporting period, the Fund was trading at a discount of 4.49%. This means that its market share price is 4.49% less than its NAV price. At the beginning of the reporting period, the Fund was trading at a discount of 4.97%. As we have noted in the past, we believe that this may be favorable for long-term investors seeking to purchase shares because investors can buy shares of the portfolio at a price that is lower than the fair value of the portfolio, as measured by its NAV.

Q.  What factors influenced performance over the reporting period?

A.  During the period, high yield bonds performed strongly as credit spreads tightened in the space by 108 basis points, as measured by J.P. Morgan. As spreads narrowed due to demand for income coupled with an improving equity market, yields on high yield bonds fell to historic lows. Lower credit qualities in the high yield space were outperformers as investors demand for yield inspired interest in the CCC-rated tier. However, given our more conservative approach to managing the high yield space, the Fund did not participate in the gains that exposure to these types of securities would have provided.

Consistent with their demand for yield, investors gravitated towards more defensive, higher dividend paying stocks as they invested in the equity markets. Although the Fund’s convertible exposure participated measurably in the improving stock markets, its gravitation towards less equity- or credit-sensitive names reduced returns relative to the general convertible market index.

ASSET ALLOCATION AS OF 4/30/13

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

Specifically, security selection in the financials sector, especially asset managers, sparked performance. The Fund’s selection in consumer discretionary was also beneficial, with holdings in the catalog retail industry adding to returns. Security selection in information technology hindered performance, in spite of the fact that the Fund’s overweight in the space was additive. Security selection in materials, especially the Fund’s commodity-related holdings, held back returns, as gold mining names lagged.

Q.  How is the Fund positioned?

A.  We have emphasized mid-grade corporate credits in the Fund as we believe they offer compelling yields and capital appreciation potential at levels of risk that we believe are appropriate. In the current environment, we have also been selective in regard to the most speculative issues, reflecting our concerns that these credits may not presently provide adequate compensation for associated risk. We continue to maintain a higher average credit quality in our high yield securities relative to the Credit Suisse High Yield index.

We have slightly decreased the Fund’s positions in the consumer discretionary, energy and information technology sectors, although in the latter two areas the Fund continues to be overweight relative to the index. We have measurably increased the Fund’s position in the financials sector, which we believe may benefit from improvements in the economy, especially the housing market. We have also increased exposure to industrials, and the Fund is now overweight in that sector relative to the index. We have slightly reduced the Fund’s exposure to health care, but it continues to be overweight to the sector.

We have continued to emphasize convertible securities that offer asymmetric risk-return characteristics versus the underlying stocks. We have been encouraged by the fact that this segment of the market has benefited from strong performance. We continue to see attractive opportunities in growth equities, and believe that convertibles offer an attractive way to gain exposure to this area while providing yield to satisfy investors’ demand for income.

Q.  What is your outlook for the Fund?

A.  As we look forward, our global economic outlook remains one of cautious optimism. We believe the U.S. appears positioned to continue on its slow and steady recovery. Improvements in the housing sector and rising equity markets have contributed to consumer confidence, which appears to by buoying the economy. Job growth also seems to be improving, albeit slowly. Many high yield issuers look well positioned for the future, having taken advantage of low rates to lower borrowing costs. We continue to favor mid-grade corporate credits. We also favor moderate duration bonds, as history has shown that interest rate increases can move quickly. Given current spread levels, we expect performance of high income strategies to reflect bottom-up fundamental considerations, rather than a further narrowing of spreads.

We are encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance globally, and we see this as positive for the Fund. We continue to find attractively valued convertibles that offer the characteristics we seek by striking a balance between equity participation and a potential downside protection. Although we are constructive on equities and the global economy, we see persistent choppiness in the market—an environment that we believe underscores the benefits of access to convertibles as an investment strategy.

8	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (76.0%)
	Consumer Discretionary (13.0%)
	American Axle & Manufacturing, Inc.µ
4,623,000	6.625%, 10/15/22	$4,952,389
1,439,000	6.250%, 03/15/21^	1,522,642
759,000	Brookfield Residential Properties, Inc.* 6.500%, 12/15/20	820,669
1,090,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	1,113,163
5,670,000	Coinstar, Inc.µ^* 6.000%, 03/15/19	5,886,169
1,858,000	Continental Rubber of America Corp.µ* 4.500%, 09/15/19	1,939,287
5,961,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	6,922,211
6,274,000	Dana Holding Corp.µ 6.750%, 02/15/21	6,909,242
	DISH Network Corp.µ
6,673,000	5.125%, 05/01/20^*	6,622,952
6,542,000	7.875%, 09/01/19	7,461,969
5,330,000	5.875%, 07/15/22	5,439,931
4,274,000	Dufry Finance, SCAµ* 5.500%, 10/15/20	4,506,399
	Goodyear Tire & Rubber Companyµ
4,798,000	8.250%, 08/15/20^	5,382,756
2,617,000	7.000%, 05/15/22	2,841,081
4,798,000	Hasbro, Inc.µ 6.600%, 07/15/28	5,585,232
	Jaguar Land Rover Automotive, PLCµ^*
4,623,000	8.125%, 05/15/21	5,275,999
2,181,000	5.625%, 02/01/23	2,290,050
	L Brands, Inc.µ^
2,617,000	7.600%, 07/15/37	2,873,793
872,000	6.950%, 03/01/33	923,775
654,000	Lear Corp.µ* 4.750%, 01/15/23	658,905
3,053,000	Liberty Interactive, LLCµ 8.250%, 02/01/30	3,400,279
349,000	Lynx I Corp.µ^* 5.375%, 04/15/21	375,393
349,000	Lynx II Corp.µ^* 6.375%, 04/15/23	379,319
	Meritage Homes Corp.
2,530,000	7.000%, 04/01/22	2,863,644
2,190,000	4.500%, 03/01/18*	2,209,162
1,308,000	7.150%, 04/15/20	1,482,128
1,832,000	NCL Corp., Ltd. - Class Cµ^* 5.000%, 02/15/18	1,916,730
2,839,000	Netflix, Inc.µ^* 5.375%, 02/01/21	2,927,719
3,402,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	3,880,406

PRINCIPAL AMOUNT			VALUE
		Ryland Group, Inc.µ
5,234,000		6.625%, 05/01/20	$5,809,740
1,465,000		5.375%, 10/01/22	1,523,600
2,015,000		Sally Holdings, LLCµ 5.750%, 06/01/22	2,173,681
7,415,000		Service Corp. Internationalµ 7.500%, 04/01/27	8,388,219
2,861,000		Six Flags Entertainment Corp.µ^* 5.250%, 01/15/21	2,932,525
2,811,000		Taylor Morrison Communities, Inc.µ^* 5.250%, 04/15/21	2,893,573
3,664,000		Viking Cruises, Ltd.µ^* 8.500%, 10/15/22	4,108,260
231,000		Wolverine World Wide, Inc.µ* 6.125%, 10/15/20	251,646

			127,444,638

		Consumer Staples (3.7%)
567,000		Elizabeth Arden, Inc.µ 7.375%, 03/15/21	635,394
3,576,000		Fidelity & Guaranty Life Holdings, Inc.µ^* 6.375%, 04/01/21	3,705,630
5,735,000		JBS USA, LLCµ* 7.250%, 06/01/21	6,075,516
5,234,000		Land O’Lakes, Inc.µ* 6.000%, 11/15/22	5,626,550
9,094,000		Post Holdings, Inc.µ^ 7.375%, 02/15/22	10,111,391
3,140,000		Smithfield Foods, Inc.µ 6.625%, 08/15/22	3,493,250
4,187,000		Sun Products Corp.* 7.750%, 03/15/21	4,346,629
1,745,000		Wells Enterprises, Inc.µ* 6.750%, 02/01/20	1,899,869

			35,894,229

		Energy (16.4%)
24,425,000	NOK	Aker Solutions, ASA‡ 6.120%, 06/06/17	4,373,331
2,366,000		Atwood Oceanics, Inc.µ 6.500%, 02/01/20	2,587,813
2,617,000		Berry Petroleum Companyµ 6.375%, 09/15/22	2,803,461
6,499,000		Bristow Group, Inc.µ 6.250%, 10/15/22	7,087,972
2,835,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	2,907,647
		Calumet Specialty Products, LPµ
5,670,000		9.375%, 05/01/19	6,351,049
1,745,000		9.625%, 08/01/20*	1,996,934
		Carrizo Oil & Gas, Inc.µ
4,885,000		8.625%, 10/15/18	5,404,031
4,274,000		7.500%, 09/15/20	4,613,249

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
3,280,000	Chesapeake Energy Corp.µ^ 5.375%, 06/15/21	$3,435,800
1,457,000	Chesapeake Oilfield Finance, Inc.µ^* 7.125%, 11/15/19	1,500,710
6,979,000	Cimarex Energy Companyµ 5.875%, 05/01/22	7,624,557
6,717,000	Drill Rigs Holdings, Inc.µ* 6.500%, 10/01/17	6,796,764
787,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	851,436
6,542,000	Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	6,848,656
5,583,000	Gulfport Energy Corp.* 7.750%, 11/01/20	5,991,257
4,362,000	Holly Energy Partners, LPµ 6.500%, 03/01/20	4,732,770
1,221,000	Hornbeck Offshore Services, Inc.µ 5.875%, 04/01/20	1,285,866
5,670,000	Laredo Petroleum, Inc.µ 7.375%, 05/01/22	6,279,525
	Linn Energy, LLCµ
4,362,000	8.625%, 04/15/20	4,893,619
2,617,000	6.250%, 11/01/19*	2,733,129
1,745,000	7.750%, 02/01/21	1,910,775
872,000	6.500%, 05/15/19	923,775
	Oasis Petroleum, Inc.µ
4,065,000	6.500%, 11/01/21^	4,489,284
1,308,000	6.875%, 01/15/23	1,450,245
1,291,000	Oil States International, Inc.µ* 5.125%, 01/15/23	1,328,116
4,798,000	Parker Drilling Companyµ 9.125%, 04/01/18	5,259,807
2,427,000	Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	2,724,308
4,056,000	Pioneer Energy Services Corp.µ 9.875%, 03/15/18	4,446,390
5,670,000	Samson Investment Companyµ^* 9.750%, 02/15/20	6,020,831
5,670,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	6,307,875
2,181,000	SESI, LLCµ 7.125%, 12/15/21	2,483,614
	SM Energy Companyµ
3,804,000	6.625%, 02/15/19	4,110,698
3,315,000	6.500%, 11/15/21	3,650,644
3,838,000	Swift Energy Companyµ 8.875%, 01/15/20	4,176,224
3,184,000	Tesoro Logistics, LPµ* 5.875%, 10/01/20	3,424,790
3,534,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	3,841,016
9,334,000	W&T Offshore, Inc.µ^ 8.500%, 06/15/19	10,244,065

PRINCIPAL AMOUNT		VALUE
2,713,000	Western Refining, Inc.µ^* 6.250%, 04/01/21	$2,813,042

		160,705,075

	Financials (2.3%)
2,560,000	AON Corp.µ 8.205%, 01/01/27	3,360,256
4,231,000	Jefferies Finance, LLC* 7.375%, 04/01/20	4,376,441
2,259,000	Nationstar Mortgage, LLC/ Nationstar Capital Corp.µ* 6.500%, 07/01/21	2,371,950
5,670,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	6,102,337
	Nuveen Investments, Inc.µ^*
2,791,000	9.500%, 10/15/20	2,977,648
2,791,000	9.125%, 10/15/17	2,956,716

		22,145,348

	Health Care (9.0%)
10,991,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	12,371,744
6,045,000	DaVita HealthCare Partners, Inc.µ 6.625%, 11/01/20	6,641,944
	Endo Health Solutions, Inc.µ
5,845,000	7.000%, 12/15/20	6,425,847
1,308,000	7.000%, 07/15/19	1,437,165
	HCA Holdings, Inc.µ
8,461,000	7.750%, 05/15/21	9,576,794
1,854,000	6.250%, 02/15/21	2,037,083
1,745,000	HCA, Inc.µ 5.875%, 05/01/23	1,904,231
3,969,000	Health Management Associates, Inc.µ 7.375%, 01/15/20	4,413,032
7,855,000	Hologic, Inc.µ 6.250%, 08/01/20	8,493,219
5,234,000	Teleflex, Inc.µ 6.875%, 06/01/19	5,731,230
5,975,000	Tenet Healthcare Corp.µ 6.750%, 02/01/20	6,501,547
	Valeant Pharmaceuticals International, Inc.µ*
6,542,000	7.000%, 10/01/20	7,265,709
5,670,000	7.250%, 07/15/22	6,456,712
8,503,000	Warner Chilcott Company, LLCµ 7.750%, 09/15/18	9,257,641

		88,513,898

	Industrials (11.5%)
8,287,000	Belden, Inc.µ^* 5.500%, 09/01/22	8,571,866
2,791,000	Bombardier, Inc.µ^* 6.125%, 01/15/23	3,040,446
2,508,000	Clean Harbors, Inc.µ* 5.125%, 06/01/21	2,630,265

10	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Deluxe Corp.
6,106,000	6.000%, 11/15/20*	$6,376,954
5,234,000	7.000%, 03/15/19µ^	5,763,942
2,809,000	Digitalglobe, Inc.µ* 5.250%, 02/01/21	2,851,135
5,433,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	5,938,948
5,059,000	Edgen Murray Corp.* 8.750%, 11/01/20	5,397,321
3,501,000	General Cable Corp.µ* 5.750%, 10/01/22	3,623,535
2,770,000	GrafTech International, Ltd.µ* 6.375%, 11/15/20	2,913,694
4,850,000	H&E Equipment Services, Inc. 7.000%, 09/01/22	5,395,625
2,818,000	Iron Mountain, Inc.µ 5.750%, 08/15/24	2,906,062
	Manitowoc Company, Inc.µ^
3,053,000	8.500%, 11/01/20	3,474,696
2,530,000	5.875%, 10/15/22	2,673,894
4,580,000	Mead Products, LLC/ Acco Brands Corp.µ* 6.750%, 04/30/20	4,874,837
2,931,000	Navistar International Corp.µ^ 8.250%, 11/01/21	3,055,567
898,000	Nielsen Finance, LLCµ* 4.500%, 10/01/20	918,205
	Nortek, Inc.
916,000	8.500%, 04/15/21*	1,019,050
745,000	8.500%, 04/15/21µ^	833,469
6,747,000	Rexel, SAµ^* 6.125%, 12/15/19	7,253,025
3,079,000	RR Donnelley & Sons Companyµ^ 7.875%, 03/15/21	3,365,732
4,362,000	Sensata Technologies Holding, B.V.µ^* 6.500%, 05/15/19	4,757,306
	Terex Corp.µ
4,763,000	6.000%, 05/15/21	5,120,225
454,000	6.500%, 04/01/20	494,292
1,178,000	Titan International, Inc.µ^* 7.875%, 10/01/17	1,294,327
	TransDigm Group, Inc.µ
2,312,000	5.500%, 10/15/20*	2,472,395
1,704,000	7.750%, 12/15/18	1,891,440
2,128,000	Triumph Group, Inc.µ^* 4.875%, 04/01/21	2,214,450
	United Rentals North America, Inc.
5,670,000	7.625%, 04/15/22µ	6,481,519
4,798,000	6.125%, 06/15/23	5,184,839

		112,789,061

	Information Technology (9.6%)
	Amkor Technology, Inc.µ
4,798,000	7.375%, 05/01/18^	5,118,866

PRINCIPAL AMOUNT		VALUE
2,564,000	6.625%, 06/01/21	$2,660,150
1,492,000	6.375%, 10/01/22	1,534,895
	Equinix, Inc.
2,006,000	5.375%, 04/01/23	2,105,046
1,204,000	4.875%, 04/01/20µ^	1,266,458
6,979,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	8,008,402
8,287,000	iGATE Corp.µ 9.000%, 05/01/16	9,058,727
6,979,000	J2 Global, Inc.µ 8.000%, 08/01/20	7,550,406
7,744,000	Lender Processing Services, Inc.µ 5.750%, 04/15/23	8,286,080
9,648,000	Nuance Communications, Inc.µ* 5.375%, 08/15/20	9,931,410
	NXP BVµ^*
2,442,000	5.750%, 03/15/23	2,565,626
1,745,000	5.750%, 02/15/21	1,862,787
6,961,000	Sanmina Corp.µ^* 7.000%, 05/15/19	7,400,413
	Seagate Technology, PLC
5,016,000	7.000%, 11/01/21µ^	5,542,680
3,707,000	6.875%, 05/01/20µ^	4,056,848
1,527,000	7.750%, 12/15/18	1,691,153
4,418,000	SunGard Data Systems, Inc.µ* 6.625%, 11/01/19	4,680,319
3,402,000	ViaSat, Inc.µ 6.875%, 06/15/20	3,718,811
5,234,000	Viasystems, Inc.µ* 7.875%, 05/01/19	5,623,279
1,803,000	WEX, Inc.µ* 4.750%, 02/01/23	1,806,381

		94,468,737

	Materials (6.0%)
1,221,000	Ardagh Packaging Finance, PLCµ^* 7.000%, 11/15/20	1,281,287
7,851,000	FMG Resourcesµ^* 8.250%, 11/01/19	8,641,007
6,002,000	Greif, Inc.µ 7.750%, 08/01/19	7,052,350
4,623,000	IAMGOLD Corp.µ^* 6.750%, 10/01/20	4,394,739
	Inmet Mining Corp.*
5,234,000	8.750%, 06/01/20	5,636,364
1,657,000	7.500%, 06/01/21	1,733,636
	New Gold, Inc.µ*
4,798,000	7.000%, 04/15/20	5,073,885
1,300,000	6.250%, 11/15/22	1,342,250
2,312,000	PH Glatfelter Companyµ 5.375%, 10/15/20	2,449,275
	Sealed Air Corp.µ*
3,952,000	8.125%, 09/15/19	4,529,980
1,980,000	6.500%, 12/01/20^	2,211,413
1,134,000	5.250%, 04/01/23	1,164,476

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Steel Dynamics, Inc.µ*
2,627,000	6.125%, 08/15/19	$2,888,058
1,160,000	5.250%, 04/15/23^	1,199,150
1,090,000	6.375%, 08/15/22	1,198,319
5,583,000	Trinseo Op/ Trinseo Finance, Inc.µ^* 8.750%, 02/01/19	5,610,915
2,713,000	United States Steel Corp.µ^ 6.875%, 04/01/21	2,816,433

		59,223,537

	Telecommunication Services (2.2%)
2,804,000	Frontier Communications Corp.µ^ 7.625%, 04/15/24	2,933,685
	Intelsat, SA*
5,530,000	7.750%, 06/01/21	5,847,975
401,000	8.125%, 06/01/23µ^	427,566
	MetroPCS Wireless, Inc.*
8,235,000	6.625%, 04/01/23	8,847,478
1,090,000	6.250%, 04/01/21µ^	1,169,025
2,312,000	SBA Communications Corp.µ* 5.625%, 10/01/19	2,439,160

		21,664,889

	Utilities (2.3%)
3,533,000	AES Corp.µ^ 7.375%, 07/01/21	4,193,230
8,069,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	9,037,280
	Calpine Corp.µ*
4,122,000	7.875%, 07/31/20	4,681,046
2,944,000	7.875%, 01/15/23	3,356,160
1,288,000	7.500%, 02/15/21	1,450,610

		22,718,326

	TOTAL CORPORATE BONDS (Cost $696,311,677)	745,567,738

CONVERTIBLE BONDS (22.4%)
	Consumer Discretionary (4.8%)
6,400,000	Iconix Brand Group, Inc.* 1.500%, 03/15/18	7,303,904
1,317,000	Jarden Corp.µ^* 1.875%, 09/15/18	1,545,861
2,650,000	KB Homeµ 1.375%, 02/01/19	3,071,933
19,150,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)µ*§ 0.750%, 03/30/43	19,864,391
6,552,000	Priceline.com, Inc.µ 1.000%, 03/15/18	7,447,036
5,600,000	Standard Pacific Corp.µ^ 1.250%, 08/01/32	7,453,124

		46,686,249

PRINCIPAL AMOUNT		VALUE

	Energy (2.4%)
11,000,000	Chesapeake Energy Corp.µ^ 2.250%, 12/15/38	$9,776,910
5,500,000	Exterran Holdings, Inc.µ 4.250%, 06/15/14	6,895,983
6,200,000	Hornbeck Offshore Services, Inc.µ‡ 1.625%, 11/15/26	6,627,800

		23,300,693

	Financials (4.1%)
8,300,000	Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	10,415,587
	Ares Capital Corp.µ
8,200,000	4.750%, 01/15/18*	8,651,697
4,500,000	5.750%, 02/01/16	4,953,037
4,000,000	IAS Operating Partnership, LP* 5.000%, 03/15/18	4,049,220
5,500,000	ProLogis, LPµ^ 3.250%, 03/15/15	6,632,340
4,600,000	Starwood Property Trust, Inc.µ 4.550%, 03/01/18	5,102,665

		39,804,546

	Health Care (4.3%)
5,400,000	Hologic, Inc.µ^‡ 2.000%, 12/15/37	6,168,852
2,000,000	Medicines Companyµ* 1.375%, 06/01/17	2,723,160
5,300,000	Molina Healthcare, Inc.* 1.125%, 01/15/20	5,608,487
6,200,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	6,746,189
2,954,000	Teleflex, Inc.µ 3.875%, 08/01/17	4,048,250
14,400,000	WellPoint, Inc.µ^* 2.750%, 10/15/42	17,289,216

		42,584,154

	Industrials (1.0%)
1,904,000	Alliant Techsystems, Inc. 3.000%, 08/15/24	2,110,727
6,500,000	Trinity Industries, Inc.µ^ 3.875%, 06/01/36	7,770,750

		9,881,477

	Information Technology (4.5%)
2,700,000	Ixiaµ 3.000%, 12/15/15	3,154,140
11,000,000	Mentor Graphics Corp.µ 4.000%, 04/01/31	13,031,755
	Nuance Communications, Inc.µ
2,200,000	2.750%, 08/15/27^	2,662,583
862,000	2.750%, 11/01/31	900,475
4,100,000	Salesforce.com, Inc.µ* 0.250%, 04/01/18	4,125,256

12	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
16,400,000	SanDisk Corp.µ^ 1.500%, 08/15/17	$20,685,402

		44,559,611

	Materials (1.3%)
2,700,000	Glencore Finance Europe, SA 5.000%, 12/31/14	3,091,689
	RTI International Metals, Inc.
3,200,000	1.625%, 10/15/19µ^	3,264,816
2,900,000	3.000%, 12/01/15	3,246,550
2,900,000	Steel Dynamics, Inc.µ^ 5.125%, 06/15/14	3,218,000

		12,821,055

	TOTAL CONVERTIBLE BONDS (Cost $210,795,815)	219,637,785

U.S. GOVERNMENT AND AGENCY SECURITIES (0.4%)
	United States Treasury Note~
2,442,000	1.750%, 01/31/14	2,471,857
1,745,000	0.125%, 08/31/13	1,745,307

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $4,215,564)	4,217,164

SYNTHETIC CONVERTIBLE SECURITIES (13.1%)
Corporate Bonds (11.1%)
	Consumer Discretionary (1.9%)
	American Axle & Manufacturing, Inc.µ
677,000	6.625%, 10/15/22	725,236
211,000	6.250%, 03/15/21^	223,264
111,000	Brookfield Residential Properties, Inc.* 6.500%, 12/15/20	120,019
160,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	163,400
830,000	Coinstar, Inc.µ^* 6.000%, 03/15/19	861,644
272,000	Continental Rubber of America Corp.µ* 4.500%, 09/15/19	283,900
872,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	1,012,610
918,000	Dana Holding Corp.µ 6.750%, 02/15/21	1,010,947
	DISH Network Corp.µ
977,000	5.125%, 05/01/20^*	969,673
958,000	7.875%, 09/01/19	1,092,719
780,000	5.875%, 07/15/22	796,088
626,000	Dufry Finance, SCAµ* 5.500%, 10/15/20	660,039
	Goodyear Tire & Rubber Companyµ
702,000	8.250%, 08/15/20^	787,556
383,000	7.000%, 05/15/22	415,794
702,000	Hasbro, Inc.µ 6.600%, 07/15/28	817,181

PRINCIPAL AMOUNT		VALUE
	Jaguar Land Rover Automotive, PLCµ^*
677,000	8.125%, 05/15/21	$772,626
319,000	5.625%, 02/01/23	334,950
	L Brands, Inc.µ^
383,000	7.600%, 07/15/37	420,582
128,000	6.950%, 03/01/33	135,600
96,000	Lear Corp.µ* 4.750%, 01/15/23	96,720
447,000	Liberty Interactive, LLCµ 8.250%, 02/01/30	497,846
51,000	Lynx I Corp.µ^* 5.375%, 04/15/21	54,857
51,000	Lynx II Corp.µ^* 6.375%, 04/15/23	55,431
	Meritage Homes Corp.
370,000	7.000%, 04/01/22	418,794
320,000	4.500%, 03/01/18*	322,800
192,000	7.150%, 04/15/20	217,560
268,000	NCL Corp., Ltd. - Class Cµ^* 5.000%, 02/15/18	280,395
416,000	Netflix, Inc.µ^* 5.375%, 02/01/21	429,000
498,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	568,031
	Ryland Group, Inc.µ
766,000	6.625%, 05/01/20	850,260
215,000	5.375%, 10/01/22	223,600
295,000	Sally Holdings, LLCµ 5.750%, 06/01/22	318,231
1,085,000	Service Corp. Internationalµ 7.500%, 04/01/27	1,227,406
419,000	Six Flags Entertainment Corp.µ^* 5.250%, 01/15/21	429,475
411,000	Taylor Morrison Communities, Inc.µ^* 5.250%, 04/15/21	423,073
536,000	Viking Cruises, Ltd.µ^* 8.500%, 10/15/22	600,990
34,000	Wolverine World Wide, Inc.µ* 6.125%, 10/15/20	37,039

		18,655,336

	Consumer Staples (0.5%)
83,000	Elizabeth Arden, Inc.µ 7.375%, 03/15/21	93,012
524,000	Fidelity & Guaranty Life Holdings, Inc.µ^* 6.375%, 04/01/21	542,995
840,000	JBS USA, LLCµ* 7.250%, 06/01/21	889,875
766,000	Land O’ Lakes, Inc.µ* 6.000%, 11/15/22	823,450
1,331,000	Post Holdings, Inc.µ^ 7.375%, 02/15/22	1,479,905

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
460,000		Smithfield Foods, Inc.µ 6.625%, 08/15/22	$511,750
613,000		Sun Products Corp.* 7.750%, 03/15/21	636,371
255,000		Wells Enterprises, Inc.µ* 6.750%, 02/01/20	277,631

			5,254,989

		Energy (2.4%)
3,575,000	NOK	Aker Solutions, ASA‡ 6.120%, 06/06/17	640,109
346,000		Atwood Oceanics, Inc.µ 6.500%, 02/01/20	378,438
383,000		Berry Petroleum Companyµ 6.375%, 09/15/22	410,289
951,000		Bristow Group, Inc.µ 6.250%, 10/15/22	1,037,184
415,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	425,634
		Calumet Specialty Products, LPµ
830,000		9.375%, 05/01/19	929,695
255,000		9.625%, 08/01/20*	291,816
		Carrizo Oil & Gas, Inc.µ
715,000		8.625%, 10/15/18	790,969
626,000		7.500%, 09/15/20	675,689
480,000		Chesapeake Energy Corp.µ^ 5.375%, 06/15/21	502,800
213,000		Chesapeake Oilfield Finance, Inc.µ^* 7.125%, 11/15/19	219,390
1,021,000		Cimarex Energy Companyµ 5.875%, 05/01/22	1,115,442
983,000		Drill Rigs Holdings, Inc.µ* 6.500%, 10/01/17	994,673
115,000		EPL OIl & Gas, Inc. 8.250%, 02/15/18	124,416
958,000		Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	1,002,906
817,000		Gulfport Energy Corp.* 7.750%, 11/01/20	876,743
638,000		Holly Energy Partners, LPµ 6.500%, 03/01/20	692,230
179,000		Hornbeck Offshore Services, Inc.µ 5.875%, 04/01/20	188,509
830,000		Laredo Petroleum, Inc.µ 7.375%, 05/01/22	919,225
		Linn Energy, LLCµ
638,000		8.625%, 04/15/20	715,756
383,000		6.250%, 11/01/19*	399,996
255,000		7.750%, 02/01/21	279,225
128,000		6.500%, 05/15/19	135,600
		Oasis Petroleum, Inc.µ
595,000		6.500%, 11/01/21^	657,103
192,000		6.875%, 01/15/23	212,880
189,000		Oil States International, Inc.µ* 5.125%, 01/15/23	194,434

PRINCIPAL AMOUNT		VALUE
702,000	Parker Drilling Companyµ 9.125%, 04/01/18	$769,568
355,000	Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	398,488
594,000	Pioneer Energy Services Corp.µ 9.875%, 03/15/18	651,173
830,000	Samson Investment Companyµ^* 9.750%, 02/15/20	881,356
830,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	923,375
319,000	SESI, LLCµ 7.125%, 12/15/21	363,261
	SM Energy Companyµ
557,000	6.625%, 02/15/19	601,908
485,000	6.500%, 11/15/21	534,106
562,000	Swift Energy Companyµ 8.875%, 01/15/20	611,526
466,000	Tesoro Logistics, LPµ* 5.875%, 10/01/20	501,241
517,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	561,914
1,366,000	W&T Offshore, Inc.µ^ 8.500%, 06/15/19	1,499,185
397,000	Western Refining, Inc.µ^* 6.250%, 04/01/21	411,639

		23,519,891

	Financials (0.3%)
375,000	AON Corp.µ 8.205%, 01/01/27	492,225
619,000	Jefferies Finance, LLC* 7.375%, 04/01/20	640,278
331,000	Nationstar Mortgage, LLC/ Nationstar Capital Corp.µ* 6.500%, 07/01/21	347,550
830,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	893,288
	Nuveen Investments, Inc.µ^*
409,000	9.500%, 10/15/20	436,352
409,000	9.125%, 10/15/17	433,284

		3,242,977

	Health Care (1.3%)
1,609,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	1,811,131
885,000	DaVita HealthCare Partners, Inc.µ 6.625%, 11/01/20	972,394
	Endo Health Solutions, Inc.µ
855,000	7.000%, 12/15/20	939,966
192,000	7.000%, 07/15/19	210,960
	HCA Holdings, Inc.µ
1,239,000	7.750%, 05/15/21	1,402,393
271,000	6.250%, 02/15/21	297,761
255,000	HCA, Inc.µ 5.875%, 05/01/23	278,269

14	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
581,000	Health Management Associates, Inc.µ 7.375%, 01/15/20	$645,999
1,150,000	Hologic, Inc.µ 6.250%, 08/01/20	1,243,437
766,000	Teleflex, Inc.µ 6.875%, 06/01/19	838,770
875,000	Tenet Healthcare Corp.µ 6.750%, 02/01/20	952,109
	Valeant Pharmaceuticals International, Inc.µ*
958,000	7.000%, 10/01/20	1,063,979
830,000	7.250%, 07/15/22	945,162
1,245,000	Warner Chilcott Company, LLCµ 7.750%, 09/15/18	1,355,494

		12,957,824

	Industrials (1.7%)
1,213,000	Belden, Inc.µ^* 5.500%, 09/01/22	1,254,697
409,000	Bombardier, Inc.µ^* 6.125%, 01/15/23	445,554
367,000	Clean Harbors, Inc.µ* 5.125%, 06/01/21	384,891
	Deluxe Corp.
894,000	6.000%, 11/15/20*	933,671
766,000	7.000%, 03/15/19µ^	843,558
411,000	Digitalglobe, Inc.µ* 5.250%, 02/01/21	417,165
795,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	869,034
741,000	Edgen Murray Corp.* 8.750%, 11/01/20	790,554
513,000	General Cable Corp.µ* 5.750%, 10/01/22	530,955
405,000	GrafTech International, Ltd.µ* 6.375%, 11/15/20	426,009
710,000	H&E Equipment Services, Inc. 7.000%, 09/01/22	789,875
412,000	Iron Mountain, Inc.µ 5.750%, 08/15/24	424,875
	Manitowoc Company, Inc.µ^
447,000	8.500%, 11/01/20	508,742
370,000	5.875%, 10/15/22	391,044
670,000	Mead Products, LLC/ Acco Brands Corp.µ* 6.750%, 04/30/20	713,131
429,000	Navistar International Corp.µ^ 8.250%, 11/01/21	447,233
132,000	Nielsen Finance, LLCµ* 4.500%, 10/01/20	134,970
	Nortek, Inc.
134,000	8.500%, 04/15/21*	149,075
109,000	8.500%, 04/15/21µ^	121,944
988,000	Rexel, SAµ^* 6.125%, 12/15/19	1,062,100

PRINCIPAL AMOUNT		VALUE
451,000	RR Donnelley & Sons Companyµ^ 7.875%, 03/15/21	$492,999
638,000	Sensata Technologies Holding, B.V.µ^* 6.500%, 05/15/19	695,819
	Terex Corp.µ
697,000	6.000%, 05/15/21	749,275
66,000	6.500%, 04/01/20	71,858
172,000	Titan International, Inc.µ^* 7.875%, 10/01/17	188,985
	TransDigm Group, Inc.µ
338,000	5.500%, 10/15/20*	361,449
249,000	7.750%, 12/15/18	276,390
312,000	Triumph Group, Inc.µ^* 4.875%, 04/01/21	324,675
	United Rentals North America, Inc.
830,000	7.625%, 04/15/22µ	948,794
702,000	6.125%, 06/15/23	758,599

		16,507,920

	Information Technology (1.4%)
	Amkor Technology, Inc.µ
702,000	7.375%, 05/01/18^	748,946
375,000	6.625%, 06/01/21	389,063
218,000	6.375%, 10/01/22	224,268
	Equinix, Inc.
294,000	5.375%, 04/01/23	308,516
176,000	4.875%, 04/01/20µ^	185,130
1,021,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	1,171,597
1,213,000	iGATE Corp.µ 9.000%, 05/01/16	1,325,961
1,021,000	J2 Global, Inc.µ 8.000%, 08/01/20	1,104,594
1,133,000	Lender Processing Services, Inc.µ 5.750%, 04/15/23	1,212,310
1,412,000	Nuance Communications, Inc.µ* 5.375%, 08/15/20	1,453,477
	NXP BVµ^*
358,000	5.750%, 03/15/23	376,124
255,000	5.750%, 02/15/21	272,213
1,019,000	Sanmina Corp.µ^* 7.000%, 05/15/19	1,083,324
	Seagate Technology, PLC
734,000	7.000%, 11/01/21µ^	811,070
543,000	6.875%, 05/01/20µ^	594,246
223,000	7.750%, 12/15/18	246,973
647,000	SunGard Data Systems, Inc.µ* 6.625%, 11/01/19	685,416
498,000	ViaSat, Inc.µ 6.875%, 06/15/20	544,376
766,000	Viasystems, Inc.µ* 7.875%, 05/01/19	822,971
264,000	WEX, Inc.µ* 4.750%, 02/01/23	264,495

		13,825,070

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Materials (0.9%)
179,000	Ardagh Packaging Finance, PLCµ^* 7.000%, 11/15/20	$187,838
1,149,000	FMG Resourcesµ^* 8.250%, 11/01/19	1,264,618
878,000	Greif, Inc.µ 7.750%, 08/01/19	1,031,650
677,000	IAMGOLD Corp.µ^* 6.750%, 10/01/20	643,573
	Inmet Mining Corp.*
766,000	8.750%, 06/01/20	824,886
243,000	7.500%, 06/01/21	254,239
	New Gold, Inc.µ*
702,000	7.000%, 04/15/20	742,365
190,000	6.250%, 11/15/22	196,175
338,000	PH Glatfelter Companyµ 5.375%, 10/15/20	358,069
	Sealed Air Corp.µ*
578,000	8.125%, 09/15/19	662,532
290,000	6.500%, 12/01/20^	323,894
166,000	5.250%, 04/01/23	170,461
	Steel Dynamics, Inc.µ*
385,000	6.125%, 08/15/19	423,259
170,000	5.250%, 04/15/23^	175,738
160,000	6.375%, 08/15/22	175,900
817,000	Trinseo Op/ Trinseo Finance, Inc.µ^* 8.750%, 02/01/19	821,085
397,000	United States Steel Corp.µ^ 6.875%, 04/01/21	412,136

		8,668,418

	Telecommunication Services (0.3%)
410,000	Frontier Communications Corp.µ^ 7.625%, 04/15/24	428,962
	Intelsat, SA*
810,000	7.750%, 06/01/21	856,575
59,000	8.125%, 06/01/23µ^	62,909
	MetroPCS Wireless, Inc.*
1,205,000	6.625%, 04/01/23	1,294,622
160,000	6.250%, 04/01/21µ^	171,600
338,000	SBA Communications Corp.µ* 5.625%, 10/01/19	356,590

		3,171,258

	Utilities (0.4%)
517,000	AES Corp.µ^ 7.375%, 07/01/21	613,614
1,181,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	1,322,720
	Calpine Corp.µ*
603,000	7.875%, 07/31/20	684,782
431,000	7.875%, 01/15/23	491,340
188,000	7.500%, 02/15/21	211,735

		3,324,191

	TOTAL CORPORATE BONDS	109,127,874

PRINCIPAL AMOUNT			VALUE
U.S. Government and Agency Securities (0.1%)
		United States Treasury Note~
358,000		1.750%, 01/31/14	$362,377
255,000		0.125%, 08/31/13	255,045

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	617,422

NUMBER OF CONTRACTS			VALUE

PURCHASED OPTIONS (1.9%) #
		Consumer Discretionary (0.7%)
		Amazon.com, Inc.
370		Call, 01/18/14, Strike $260.00	872,275
180		Call, 01/18/14, Strike $250.00	510,750
1,560		Las Vegas Sands Corp. Call, 01/17/15, Strike $55.00	1,466,400
130		Priceline.com, Inc. Call, 01/18/14, Strike $615.00	1,555,450
2,900		Starbucks Corp. Call, 01/18/14, Strike $52.50	2,900,000

			7,304,875

		Health Care (0.4%)
2,800		Gilead Sciences, Inc. Call, 01/18/14, Strike $36.25	4,277,000

		Information Technology (0.8%)
360		Apple, Inc. Call, 01/18/14, Strike $545.00	328,500
1,500		eBay, Inc. Call, 01/18/14, Strike $40.00	2,051,250
5,900		Oracle Corp. Call, 01/18/14, Strike $35.00	902,700
1,940		Salesforce.com, Inc. Call, 01/18/14, Strike $38.75	1,173,700
3,600	EUR	SAP, AG Call, 06/21/13, Strike 53.59	3,329,484

			7,785,634

		TOTAL PURCHASED OPTIONS	19,367,509

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $119,341,942)	129,112,805

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (17.3%)
		Consumer Discretionary (1.7%)
365,000		General Motors Companyµ^ 4.750%	16,965,200

		Consumer Staples (0.7%)
62,000		Bunge, Ltd. 4.875%	6,525,500

16	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
	Energy (2.7%)
25,966	Chesapeake Energy Corp.µ^* 5.750%	$26,248,889

	Financials (5.0%)
310,000	Affiliated Managers Group, Inc. 5.150%	16,720,625
90,000	Fifth Third Bancorpµ^ 8.500%	13,296,600
168,000	MetLife, Inc.µ 5.000%	8,425,200
8,100	Wells Fargo & Company 7.500%	10,689,975

		49,132,400

	Industrials (5.2%)
46,272	Genesee & Wyoming, Inc. 5.000%	5,598,912
102,760	Stanley Black & Decker, Inc.µ^ 4.750%	12,731,964
550,000	United Technologies Corp.µ^ 7.500%	32,527,000

		50,857,876

	Telecommunication Services (0.6%)
103,504	Intelsat, SA 5.750%	5,692,720

	Utilities (1.4%)
250,000	NextEra Energy, Inc.µ^ 5.599%	14,331,250

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $160,572,241)	169,753,835

COMMON STOCKS (1.5%)
	Financials (0.6%)
17,300	American International Group, Inc.µ#	716,566
118,574	MetLife, Inc.µ	4,623,200

		5,339,766

	Information Technology (0.9%)
150,000	QUALCOMM, Inc.µ	9,243,000

	TOTAL COMMON STOCKS (Cost $14,395,003)	14,582,766

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.3%)
32,129,662	Fidelity Prime Money Market Fund - Institutional Class (Cost $32,129,662)	$32,129,662

TOTAL INVESTMENTS (134.0%) (Cost $1,237,761,904)		1,315,001,755

LIABILITIES, LESS OTHER ASSETS (-34.0%)		(333,915,848)

NET ASSETS (100.0%)		$981,085,907

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for notes payable aggregating a total value of $852,071,925. $166,432,807 of the collateral has been re-registered by the counterparty, BNP (see Note 7—Borrowings).

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $4,368,962.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.430% quarterly	3 month LIBOR	04/14/14	$115,000,000	$(2,490,675)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	68,000,000	(1,530,669)

					$(4,021,344)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	17

Statement of Assets and Liabilities    April 30, 2013 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,237,761,904)	$1,315,001,755
Receivables:
Accrued interest and dividends	17,135,484
Investments sold	14,401,876
Prepaid expenses	44,253
Other assets	168,994
Total assets	1,346,752,362
LIABILITIES
Unrealized depreciation on interest rate swaps	4,021,344
Payables:
Note payable	354,000,000
Investments purchased	6,303,786
Affiliates:
Investment advisory fees	869,062
Deferred compensation to trustees	168,994
Financial accounting fees	12,461
Trustees’ fees and officer compensation	7,321
Other accounts payable and accrued liabilities	283,487
Total liabilities	365,666,455
NET ASSETS	$981,085,907
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 72,148,383 shares issued and outstanding	$1,001,267,460
Undistributed net investment income (loss)	(31,108,165)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(62,292,094)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	73,218,706
NET ASSETS	$981,085,907
Net asset value per common shares based upon 72,148,383 shares issued and outstanding	$13.60

18	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME
Interest	$33,079,415
Dividends	4,424,718
Securities lending income	88,180
Total investment income	37,592,313

EXPENSES
Investment advisory fees	5,121,188
Interest expense and related fees	1,692,121
Printing and mailing fees	83,613
Financial accounting fees	73,371
Accounting fees	43,835
Audit fees	33,631
Trustees’ fees and officer compensation	31,893
Custodian fees	30,085
Transfer agent fees	12,046
Registration fees	924
Legal fees	(22,062)
Other	36,713
Total expenses	7,137,358
NET INVESTMENT INCOME (LOSS)	30,454,955

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	16,606,607
Purchased options	(1,511,808)
Foreign currency transactions	(4,864)
Interest rate swaps	(1,516,801)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	26,592,289
Purchased options	2,519,620
Foreign currency translations	(6)
Interest rate swaps	1,001,106
NET GAIN (LOSS)	43,686,143
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,141,098

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	19

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$30,454,955	$61,897,392
Net realized gain (loss)	13,573,134	11,278,899
Change in unrealized appreciation/(depreciation)	30,113,009	26,861,338
Net increase (decrease) in net assets applicable to shareholders resulting from operations	74,141,098	100,037,629

DISTRIBUTIONS FROM
Net investment income	(36,795,676)	(73,591,351)

CAPITAL STOCK TRANSACTIONS
Offering costs on shares	(72,828)	(171,813)
TOTAL INCREASE (DECREASE) IN NET ASSETS	37,272,594	26,274,465

NET ASSETS
Beginning of period	$943,813,313	$917,538,848
End of period	981,085,907	943,813,313
Undistributed net investment income (loss)	$(31,108,165)	$(24,767,444)

20	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Six Months Ended April 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$74,141,098
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(503,338,918)
Net proceeds from disposition of short term investments	3,126,744
Proceeds from disposition of investment securities	466,744,614
Amortization and accretion of fixed-income securities	(62,610)
Net realized gains/losses from investments, excluding purchased options	(16,606,607)
Net realized gains/losses from purchased options	1,511,808
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(26,592,289)
Change in unrealized appreciation or depreciation on purchased options	(2,519,620)
Change in unrealized appreciation or depreciation on interest rate swaps	(1,001,106)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,334,381
Prepaid expenses	(33,774)
Other assets	(10,427)
Increase/(decrease) in liabilities:
Payables to affiliates	27,744
Other accounts payable and accrued liabilities	147,466
Net cash provided by/(used in) operating activities	$(3,131,496)

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(72,828)
Distributions to shareholders	(36,795,676)
Proceeds from note payable	40,000,000
Net cash provided by/(used in) financing activities	$3,131,496
Cash at beginning of period	$—
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$1,566,156

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

22	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Other Assets.  Other assets include amounts of deferred compensation to trustees.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $168,994 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2013. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2013 were as follows:

Cost of purchases	$484,140,563
Proceeds from sales	475,777,556

The following information is presented on a federal income tax basis as of April 30, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2013 was as follows:

Cost basis of investments	$1,264,206,323

Gross unrealized appreciation	82,521,420
Gross unrealized depreciation	(31,725,988)

Net unrealized appreciation (depreciation)	$50,795,432

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund

24	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2013 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2012 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2012
Distributions paid from:
Ordinary income	$73,591,351

As of October 31, 2012, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(59,820,678)
Net unrealized gains/(losses)	2,428,998

Total accumulated earnings/(losses)	(57,391,680)
Other	(135,295)
Paid-in capital	1,001,340,288

Net assets applicable to common shareholders	$943,813,313

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2012, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(53,578,250)
2018	(4,324,027)
2019	(1,918,401)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 72,148,383 shares outstanding at April 30, 2013. Calamos Advisors owned 443,743 of the outstanding shares at April 30,2013. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
Beginning shares	72,148,383	72,148,383
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—

Ending shares	72,148,383	72,148,383

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2013.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30,2013, the Fund had outstanding purchased options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

26	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

As of April 30, 2013, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2013, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Options purchased[1]	$19,367,509

LIABILITY DERIVATIVES
Interest rate swaps[2]	$4,021,344

(1)	Generally, the statement of assets and liabilities location for Options purchased is Investment in securities

(2)	Generally, the statement of assets and liabilities location for Interest rate swaps is Unrealized appreciation (depreciation) on swaps.

For the six months ended April 30, 2013, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE TYPE
Option purchased	18,025

*Activity	during the period is measured by opened number of contracts for options purchased.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $200.0 million, and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “Pledged Collateral”). BNP and SSB share an equal claim on the Pledged Collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2013, the average borrowings under the Agreements were $283.0 million. For the period ended April 30, 2013, the average interest rate was 0.96%. As of April 30, 2013, the amount of outstanding borrowings was $211.4 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2013 was 0.94%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of April 30, 2013, the Fund used approximately $142.7 million of its cash collateral to offset the SSB Agreement, representing 10.7% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.47%, which can fluctuate depending on interest rates.

Note 8 – Synthetic Convertible Securities

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

28	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Corporate Bonds	$—	$745,567,738	$—	$745,567,738
Convertible Bonds		219,637,785		219,637,785
U.S. Government and Agency Securities		4,217,164		4,217,164
Synthetic Convertible Securities (Corporate Bonds)		109,127,874		109,127,874
Synthetic Convertible Securities (U.S. Government and Agency Securities)		617,422		617,422
Synthetic Convertible Securities (Purchased Options)	19,367,509			19,367,509
Convertible Preferred Stocks	105,927,571	63,826,264		169,753,835
Common Stocks	14,582,766			14,582,766
Short Term Investment	32,129,662			32,129,662

Total	$172,007,508	$1,142,994,247	—	$1,315,001,755

Liabilities
Interest Rate Swaps	$—	$4,021,344	—	$4,021,344

Total	$—	$4,021,344	—	$4,021,344

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.08		$12.72	$13.03	$11.92	$8.30	$15.64
Income from investment operations:
Net investment income (loss)*	0.42		0.86	0.91	0.96	0.82	1.05
Net realized and unrealized gain (loss)	0.61		0.52	(0.20)	1.17	3.82	(6.63)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	— (a)	(0.12)
Net realized gains (common share equivalent basis)	—		—	—	—	—	(0.07)
Total from investment operations	1.03		1.38	0.71	2.13	4.64	(5.77)
Less distributions to common shareholders from:
Net investment income	(0.51)		(1.02)	(0.86)	(1.02)	(1.00)	(1.34)
Net realized gains	—		—	—	—	(0.02)	(0.23)
Return of capital	—		—	(0.16)	—	—	—
Total distributions	(0.51)		(1.02)	(1.02)	(1.02)	(1.02)	(1.57)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—		—	—	—	—	—
Premiums from shares sold in at the market offerings	—		—	— (a)	— (a)	—	—
Net asset value, end of period	$13.60		$13.08	$12.72	$13.03	$11.92	$8.30
Market value, end of period	$12.99		$12.43	$11.96	$13.19	$11.01	$8.74
Total investment return based on:(b)
Net asset value	8.29%		11.66%	5.80%	18.88%	60.83%	(39.96% )
Market value	8.84%		12.85%	(1.73% )	30.29%	41.07%	(32.59% )
Net assets, end of period (000)	$981,086		$943,813	$917,539	$921,278	$832,769	$563,187
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$—	$—	$80,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.51%	(d)	1.60%	1.61%	1.73%	3.01%	1.91%
Gross expenses prior to expense reductions and earnings credits(c)	1.51%	(d)	1.60%	1.64%	1.79%	3.10%	2.04%
Net expenses, excluding interest expense	1.15%	(d)	1.16%	1.20%	1.20%	2.37%	1.29%
Net investment income (loss)(c)	6.44%	(d)	6.70%	6.99%	7.75%	8.56%	7.77%
Preferred share distributions	—%		—%	—%	—%	0.04%	0.87%
Net investment income (loss), net of preferred share distributions from net investment income	6.44%	(d)	6.70%	6.99%	7.75%	8.52%	6.90%
Portfolio turnover rate	38%		54%	42%	39%	29%	55%
Average commission rate paid	$0.0247		$0.0214	$0.0211	$—	$—	$—
Asset coverage per preferred share, at end of period(e)	$—		$—	$—	$—	$—	$201,006
Asset coverage per $1,000 of loan outstanding(f)	$3,771		$4,006	$3,922	$4,412	$4,084	$3,438

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible and High Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible and High Income Fund (the “Fund”) as of April 30, 2013, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2012 and the financial highlights for each of the five years in the period then ended; and in our report dated December 14, 2012, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

June 21, 2013

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	31

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) under which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 28, 2012, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2013, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider (“Lipper”). The performance periods considered by the Board ended on March 31, 2012. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Universe Median during the one- and five-year periods. The Board also considered that the Fund performed the same as its Universe Median during the three-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

32	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board considered that the Fund’s management fee rate and Fund’s total expense ratio, which reflects the total fees paid by an investor, are at the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	33

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

34	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT	35

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

36	CALAMOS CONVERTIBLE AND HIGH INCOME FUND SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2012, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

Computershare

P.O. Box 358016

Pittsburgh, PA 15252

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2013 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHYSAN 1791 2013

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2013